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                                                                   Exhibit 10.20

                               AMENDMENT NO. 1 TO
                             SUBORDINATION AGREEMENT

         This Amendment No. 1 ("Amendment No. 1") is dated as of the 26th day of January, 2001 and is among Congress Financial Corporation (Central) ("Lender") and The Committee of Unsecured Creditors of The Lamaur Corporation (the "Committee") by and through its members, Owens-Illinois, Inc., U.S. Can Company, Seaquist Perfect, AeroPres Corp., Longview Fibre, Cognis Corporation and National Starch and Chemical, each member of the Committee in its individual capacity, (each such member, together with the Committee and each other trade creditor of The Lamaur Corporation that agrees to be bound by the terms of the Subordination Agreement referred to below, are herein "Creditors" and each a "Creditor").

                                   WITNESSETH:

         WHEREAS, Lender and Creditors are parties to that certain Subordination Agreement, dated as of February 29, 2000 (the "Subordination Agreement");

         WHEREAS, Creditors and Lender have agreed to amend the Subordination Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Creditors hereby agree as follows:

         1. Amendment to Subordination Agreement.

                  (a) Schedule 1 to the Subordination Agreement is amended and restated in its entirety to read as set forth on Schedule 1 attached to this Amendment No. 1.

         2. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment No. 1.

         3. Continued Effectiveness. Except as specifically set forth herein, the Subordination Agreement shall continue in full force and effect according to its terms.

                                       1
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         IN WITNESS WHEREOF, this Amendment No. 1 has been executed as of the day and year first written above.


                                      THE LAMAUR CORPORATION


                                      By
                                          -------------------------------------
                                      Its
                                          -------------------------------------


                                      THE COMMITTEE OF UNSECURED
                                      CREDITORS OF LAMAUR

                                      By:  OWENS-ILLINOIS, INC.

                                      -----------------------------------------
                                      By
                                          -------------------------------------
                                      Its
                                          -------------------------------------


                                      By:  U.S. CAN COMPANY

                                      -----------------------------------------
                                      By
                                          -------------------------------------
                                      Its
                                          -------------------------------------

                                      BY:  SEAQUIST PERFECT

                                      -----------------------------------------
                                      By
                                          -------------------------------------
                                      Its
                                          -------------------------------------


                                      By:  AEROPRES CORP.

                                      -----------------------------------------
                                      By
                                          -------------------------------------
                                      Its
                                          -------------------------------------




                       [Signatures Continued on Next Page]

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                                      BY: LONGVIEW FIBRE

                                      -----------------------------------------
                                      By
                                          -------------------------------------
                                      Its
                                          -------------------------------------


                                      BY:  COGNIS CORPORATION

                                      -----------------------------------------
                                      By
                                          -------------------------------------
                                      Its
                                          -------------------------------------


                                      By:  NATIONAL STARCH & CHEMICAL

                                      -----------------------------------------
                                      By
                                          -------------------------------------
                                      Its
                                          -------------------------------------



The undersigned hereby consents to, and acknow1edges receipt of a copy of, the foregoing Amendment No. 1 this __ day of January, 2001, and agrees that, except as provided in the Subordination Agreement (as amended by Amendment No. 1), it will not pay any of the Subordinated Debt or grant any security therefor, until the Senior Debt shall have been paid in full in cash and all financing arrangements between Company and Lender have been terminated. In the event of payment by Company to Creditor in violation of the Subordination Agreement (as amended by Amendment No. 1), a grant of a security interest by Company to Creditor in any of Company's assets or such other breach by Company of any of the provisions herein or of the Subordination Agreement (as amended by Amendment No. 1), all of the Senior Debt shall, without presentment, demand, protest or notice of any kind, at the election of Lender, become immediately due end payable.

                                      THE LAMAUR CORPORATION

                                      By
                                          -------------------------------------
                                      Its
                                          -------------------------------------

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                                   SCHEDULE 1

                               PERMITTED PAYMENTS

OPTION A.   As to the Subordinated Debt, each Creditor with a claim of less than
            $5,000.00o may elect to have its claim paid under the terms set forth in Option B or have its claim paid as follows:

Payment Amount                          Payment Date
- --------------                          ------------

60% of its Subordinated Debt            The date on which Creditor signs the
                                        Forbearance Agreement

OPTION B.   As to the  subordinated  Debt,  each Creditor with a claim in excess of $5,000.00 will be paid as follows:

Payment Amount                          Payment Date
- --------------                          ------------

40% of its Subordinated Debt            The date on which Creditor signs the
                                        Forbearance Agreement

5% of its Subordinated Debt             June 30, 2000

2.75% of its Subordinated Debt          At the end of each month for 13
                                        consecutive months commencing
                                        November 30, 2000

19.25% of its Subordinated Debt         December 31, 2001





- --------------------------------------------------------------------------------
      * Creditors with claims in excess of $5,000.00 may elect in writing to reduce their claims to $5,000.00 and be paid pursuant to the terms of Option A.

The total amount of Permitted Payments may not exceed $8,000,000.00 without Lender's written consent. Any payments in excess of such amount made by Company without Lender's written consent shall not be Permitted Payments.